UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  April 27, 2005
                                                        --------------


                             HARLEYSVILLE  GROUP  INC.
             -------------------------------------------------------
              (Exact  name  of  registrant  as  specified  in  its  charter)


    Delaware                            0-14697             51-0241172
---------------------------             --------            ----------
(State or other jurisdiction         (Commission          (IRS Employer
  of incorporation)                  File Number)         Identification No.)


355  Maple  Avenue,  Harleysville,  Pennsylvania             19438
--------------------------------------------                ---------
   (Address  of  principal  executive  offices)             (Zip Code)


                                 (215)  256-5000
               ---------------------------------------------------
               Registrant's  telephone  number,  including  area  code


                                 Not  Applicable
     ----------------------------------------------------------------------
         (Former  name  or  former  address,  if  changed  since  last  report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13


ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     The following is a description of Plans that were approved by the shareholders of Harleysville Group Inc. at the Annual Meeting of April 27, 2005.

DIRECTORS'  DEFERRED  STOCK  UNIT  PLAN
---------------------------------------

     On April 27, 2005, the shareholders of Harleysville Group Inc. (the "Company") approved the Directors' Deferred Stock Unit Plan (the "DSU Plan") pursuant to which the Company will provide deferred stock units to non-employee directors of the Company and non-employee directors of the Company's parent, Harleysville Mutual Insurance Company. The Company currently has seven non-employee directors and the Company's Parent has an additional two non-employee directors. A deferred stock unit is a right to receive, without payment to the Company, one share of common stock of the Company. Upon termination of service, a non-employee director shall receive shares of common stock equal to the number of deferred stock units in his or her account. The Deferred stock units are fully vested at all times. Cash dividends paid on shares of the Company's common stock will be deemed to be paid on the deferred stock units and paid to non-employee directors. A non-employee director has no voting rights with respect to any shares until the shares are issued.

     The Company will automatically grant each non-employee director a number of deferred stock units with a total value of $30,000 on the day of the April Board Meeting of each year that he or she serves as a non-employee directors, based on the fair market value of the stock on the day of the April Board Meeting. The term of the DSU Plan is from January 1, 2005 through December 31, 2009.

AMENDED  &  RESTATED  LONG  TERM  INCENTIVE  PLAN
-------------------------------------------------

     On April 27, 2005, the shareholders of the Company also approved the Amended and Restated Long Term Incentive Plan (the "LTIP") for senior officers of the Company. The amendment changed from "no less than 50" to "no less than 20" the number of peer group companies against which the Company's Total Shareholder Return ("TSR") is measured. The revision also gives the Compensation and Personnel Development Committee of the Board of Directors (the "Committee") the express authority to decrease any award should circumstances warrant. The amended provisions apply to a three-year period, commencing
January  1,  2005  and  the  three-year  periods  commencing  thereafter.

     On February 23, 2005, the Board of Directors had adopted, upon recommendation of the Committee and subject to the aforementioned shareholder approval of the LTIP, the 2005 Long Term Incentive Plan Target Awards for the period 2005-2007 which established target bonuses in cash and target bonuses in stock, which are a percentage of base salary paid in 2005 while in an eligible position ("LTIP Target Bonuses"). The LTIP Target Bonuses for the CEO, Executive Vice Presidents and Senior Vice Presidents are 45%, 35% and 15% in cash, and 155%, 30% and 35% in stock, respectively. Payments of bonuses under the LTIP, if any, will be made in 2008.


ITEM  5.03.  AMENDMENT  TO  ARTICLES  OF  INCORPORATION  OR  BY-LAWS

     (a) On April 27, 2005, the Board of Directors of the Company approved amendments to the Company's By-Laws effective April 27, 2005. The amendments to the By-Laws (1) delete the position of Director Emeritus; (2) allow for Board consents by electronic transmission and for notices of the Board of Directors' meeting by electronic communication; (3) change the names of the Nominating Committee to Nominating and Corporate Governance Committee and of Finance Committee to Finance and Investment Committee; (4)increase the minimum number of members of the Nominating and Corporate Governance and the Compensation & Personnel Development Committees from two to three; (5) specify the existence, membership and authority of the Coordinating Committee and the Corporate Strategy Committee; (6) allow for the stand alone position of CEO; (7) redefine the powers and duties of the Chairman of the Board, the Chief Executive Officer, and the President;(8) delete the requirement that the Board fix salaries of all the officers and (9) make certain other technical corrections. A copy of the Amended and Restated By-Laws is attached as Exhibit 3.1.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

     Exhibit 10.1 Harleysville Group Inc. Directors' Deferred Stock Unit Plan approved by shareholders on April 27, 2005.

     Exhibit 10.2 Harleysville Group Inc. Amended and Restated Long Term Incentive Plan approved by shareholders on April 27, 2005.

     Exhibit 3.1 Amended and Restated By-Laws of Harleysville Group Inc., as approved April 27, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE GROUP INC.
                                           Registrant




May 3, 2005                               /s/Robert A. Kauffman
                                          ----------------------------
                                          Robert A. Kauffman
                                          Senior Vice President, Secretary
                                          & General Counsel





                                  EXHIBIT  INDEX
                                 --------------

Exhibit  No.        Description

10.1 Harleysville Group Inc. Directors' Deferred Stock Unit Plan approved by shareholders on April 27, 2005 (furnished pursuant to Item 1.01 hereof).

10.2     Long  Term  Incentive  Plan  approved  by  shareholder  on
         April  27,  2005  (furnished  pursuant  to  Item  1.01  hereof).

3.1 Amended and Restated By-Laws of Harleysville Group Inc., as approved April 27, 2005 (furnished pursuant to Item 5.03(a) hereof).